                                                                 Exhibit 10.3(g)

                          AMENDMENT NO. 7 TO THE FIFTH

                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------

                  THIS AMENDMENT NO. 7 TO THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of February 12, 2001 (this "Amendment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET NATIONAL BANK, (formerly known as Fleet Bank, N.A.) a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fifth Amended and Restated Loan Agreement, dated as of May 31, 1999, as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. The Lenders hereto wish to increase their Commitments under the Loan Agreement and update certain financial covenants as a result hereof; and

                  C. The parties hereto wish to amend the Loan Agreement as hereinafter provided;

                  D. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Amendment to Loan Agreement.

                  1.1 This Amendment shall be deemed to be a seventh amendment to the Fifth Amended and Restated Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 The definition of "Commitment" in Article 1.1 of the Loan Agreement is amended by deleting the existing definition in its entirety and replacing it with the following:

       ==============================================================================================
                            Commitment Dates                             Total Commitment

       ==============================================================================================
                           11/1/00 - 4/30/01                                  $45,000,000
       ----------------------------------------------------------------------------------------------
                            5/1/01 - 6/15/01                                   65,000,000
       ----------------------------------------------------------------------------------------------
                           6/16/01 - 9/15/01                                   85,000,000
       ----------------------------------------------------------------------------------------------
                          9/16/01 - 10/31/01                                   75,000,000
       ----------------------------------------------------------------------------------------------
                          11/1/01 - 11/23/01                                   55,000,000
       ----------------------------------------------------------------------------------------------
            11/24/01 - Commitment Termination Date                             45,000,000
       ==============================================================================================


       in each case in the aggregate, allocated among each of the Lenders, respectively in the amount set forth opposite such Lender's name on the signature pages hereof under the caption 'Commitment,' as such amount is reduced in accordance with the terms hereof."

                  1.3 The definition of "Direct Debt Sublimit" in Article 1.1 of the Loan Agreement is amended by deleting the existing definition in its entirety and replacing it with the following:

       ==============================================================================================
                  Direct Debt Sublimit Dates                     Total Direct Debt Sublimit
       ==============================================================================================
                     11/30/00 - 4/30/01                                      $30,000,000
       ----------------------------------------------------------------------------------------------
                      5/1/01 - 10/31/01                                       64,000,000
       ----------------------------------------------------------------------------------------------
                       11/1/01-11/16/01                                       40,000,000
       ----------------------------------------------------------------------------------------------
             11/17/01 - Commitment Termination Date                           30,000,000
       ==============================================================================================

                  1.4 The definition of "Majority Lenders in Article 1.1 of the Loan Agreement is amended by replacing "Lenders having at least 80% of the aggregate amount" in first sentence of the definition with "Lenders having at least 66 2/3% of the aggregate amount".

                  1.5 The definition of "Overadvance" set forth in Article 1 of the Loan Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:

         "Overadvance' - the amount set forth below for the period indicated:

===================================================================================================

                       PERIOD                                            AMOUNT
===================================================================================================
                   11/30/00 to 2/14/01                                          $0
---------------------------------------------------------------------------------------------------
                    2/15/01 to 2/28/01                                  $7,000,000
---------------------------------------------------------------------------------------------------
                    3/01/01 to 3/31/01                                 $20,000,000
---------------------------------------------------------------------------------------------------
                    4/01/01 to 4/30/01                                 $25,000,000
---------------------------------------------------------------------------------------------------
                    5/01/01 to 7/22/01                                 $40,000,000
---------------------------------------------------------------------------------------------------
                    7/23/01 to 8/26/01                                 $38,000,000
---------------------------------------------------------------------------------------------------
                    8/27/01 to 9/29/01                                 $28,000,000
---------------------------------------------------------------------------------------------------
                   9/30/01 to 10/30/01                                 $10,000,000
---------------------------------------------------------------------------------------------------
          10/31/01- Commitment Termination Date                                 $0
===================================================================================================

         and the respective periods and amounts for each of Fiscal Year 2003 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2003, and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2002, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for the Fiscal Year 2002; provided, however, that with respect to the Overadvance at all times (x) the then applicable Overadvance amount and all subsequent Overadvance amounts shall be reduced by (i) 50% of all tax refunds paid to the Borrower or the Parent (or paid to the Collection Account, in accordance with the terms hereof), (ii) the proceeds of the sale of any assets other than in the ordinary course of business, and (iii) 50% of the proceeds of any sale-leaseback, all of such reductions to be effective immediately upon the Borrower's receipt (or, if applicable, the Collateral Monitoring Agent's receipt for the account of the Borrower) of such refunds or proceeds; but there shall be no reduction to the then applicable Overadvance amount in the case of any sale-leaseback of newly acquired assets, provided that (A) the sale-leaseback transaction is closed within 90 days of the acquisition of the assets and (B) both the acquisition and the closing of the sale-leaseback are completed during the same fiscal year; and (y) at any time when Outstanding Obligations have exceeded the Borrowing Base as a result of (A) Accounts or Inventory believed to be Eligible Accounts or Eligible Inventory, as the case may be, in fact being or becoming ineligible or (B) the return of uncollected checks or other items applied to reduce Loans, the Collateral Monitoring Agent shall have the discretion to continue to advance Loans and to instruct the Issuing Bank to issue L/Cs, Acceptances, Steamship Guaranties and Airway Releases, as the case may be, up to an amount which would result in the relevant Overadvance amount specified above being exceeded by a factor of 10% (it being understood that the Collateral Monitoring Agent shall advise the Lenders of all such issuances and advances within 24 hours); and (z) the applicable Overadvance amount shall be increased by the amount of (a) any cash collateral held by the Collateral Monitoring Agent for the sole purpose of securing such increases to the applicable Overadvance amount, and (b) any amounts invested in U.S. government securities or money market mutual funds backed by U.S. government securities maintained in an account with Fleet by the Borrower or the Parent and pledged or assigned to the Agent for the benefit of the Lenders by the Borrower or the Parent, as the case may be, as collateral security for the Obligations pursuant to documentation satisfactory to the Lenders.

                  1.6 Section 2.6(a)(iii) of the Loan Agreement is amended by replacing the entire paragraph with "$75,000.00 30 days after the date hereof".

                  1.7 Section 6.9(a) of the Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                           "(a) Have or maintain, with respect to the Parent on
a consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:

         Date                                                            EBITDA
         ----                                                            ------
         April 30, 2001                                                ($6,500,000)
         July 31, 2001                                                 ($1,000,000)
         October 31, 2001                                              $15,500,000
         January 31, 2002                                              $15,000,000

                  and the amount for the Stub Period shall be preliminarily determined by the Lenders and the Borrower based on the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2003 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2002, but in no event shall the periods be of different durations or the amounts be less than (if such amount is negative) or greater than (if such amount is positive) the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based on the financial condition of the Borrower as set forth in the applicable Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2002 "

                  1.8 Section 6.9(b) of this Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                           "(b) Have or maintain, with respect to the Parent on
a consolidated basis, Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth opposite each such date:

                                                                   Minimum Tangible
         Date                                                          Net Worth
         ----                                                          ---------
         April 30, 2001                                               $45,500,000
         July 31, 2001                                                $47,900,000
         October 31, 2001                                             $56,850,000
         January 31, 2002                                             $56,200,000*

The amounts for the Stub Period shall be determined in the sole discretion of the Lenders within 60 days of receipt by the Lenders of the Projections and business plan (in each case delivered
----------------
* For the period ending January 31, 2002 the Minimum Tangible Net Worth shall be the greater of (a) $56,200,000 less the amount of the balance sheet accrual resulting from the Earn-Out payment defined in Amendment No. 6 to the Fifth Amended and Restated Loan Agreement, Section 7.21(a), calculated in accordance with Generally Accepted Accounting Principals consistently applied, or (b) $54,700,000.

pursuant to Section 5.10(e)) for Fiscal Year 2003 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2002, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2002."

                  1.9 Fleet's signature page of the Loan Agreement is amended by changing (i) Fleet's Commitment to make Revolving Loans from November 30, 2000 to April 30, 2001 to $15,374,566, from May 1, 2001 to June 15, 2001 to
$22,207,706, from June 16, 2001 to September 15, 2001 to $29,040,846 from
September 16, 2001 to October 31, 2001 to $25,624,276 from November 1, 2001 to November 23, 2001 to $18,791,136 and from November 24, 2001 to the Commitment Termination Date to $15,374,566 and (ii) Fleet's Percentage of Revolving Loan Commitment to "34.17%".

                  1.10 Chase Manhattan's signature page of the Loan Agreement is amended by changing (i) Chase's Commitment to make Revolving Loans from November 30, 2000 to April 30, 2001 to $10,485,594, from May 1, 2001 to June 15, 2001 to
$15,145,425 from June 16, 2001 to September 15, 2001 to $19,805,555 from
September 16, 2001 to October 31, 2001 to $17,475,490 from November 1, 2001 to November 23, 2001 to $12,815,359 and from November 24, 2001 to the Commitment Termination Date to $10,485,294 and (ii) Chase's Percentage of Revolving Loan Commitment to "23.3%".

                  1.11 The CIT's signature page of the Loan Agreement is amended by changing (i) CIT's Commitment to make Revolving Loans from November 30, 2000 to April 30, 2001 to $12,527,424 from May 1, 2001 to June 15, 2001 to
$18,095,168 from June 16, 2001 to September 15, 2001 to $23,662,912 from
September 16, 2001 to October 31, 2001 to $20,879,040 from November 1, 2001 to November 23, 2001 to $15,311,296 and from November 24, 2001 to the Commitment Termination Date to $12,527,424 and (ii) CIT's Percentage of Revolving Loan Commitment to "27.84%".

                  1.12 The Israel Discount Bank of New York's signature page of the Loan Agreement is amended by changing (i) Israel Discount Bank of New York 's Commitment to make Revolving Loans from November 30, 2000 to April 30, 2001 to $6,612,716 from May 1, 2001 to June 15, 2001 to $9,551,701 from June 16, 2001 to September 15, 2001 to $12,490,687 from September 16, 2001 to October 31, 2001 to $11,021,194 from November 1, 2001 to November 23, 2001 to $8,082,209 and from
November 24, 2001 to the Commitment Termination Date to $6,612,716 and (ii) Israel Discount Bank of New York 's Percentage of Revolving Loan Commitment to "14.70%".

                  1.13 The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  Section 2. Representations and Warranties.

                  A. The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  2.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment.

                  2.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

                  Section 3. Conditions Precedent to Amendments.

                  The effectiveness of the amendments contained in Section 1 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  3.1 The Borrower, shall have duly executed and delivered this Amendment.

                  3.2 The representations and warranties set forth in Section 2 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

                  3.3 Each of the conditions precedent set forth in Section 4.1 and Section 4.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  3.4 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

                  Section 4. Reference to and Effect Upon the Loan Agreement and
                             other Loan Documents.

                  4.1 Except as specifically amended in Section 1 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  4.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 1 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  Section 5. Miscellaneous

                  5.1 This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  5.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

                  5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

                                              G-III LEATHER FASHIONS, INC.


                                              By:    /s/Wayne S. Miller
                                                     ---------------------------
                                              Name:  Wayne S. Miller
                                                     ---------------------------
                                              Title:    Chief Financial Officer
                                                        ------------------------


                                              FLEET NATIONAL BANK, as Lender


                                              By:    /s/Stephen M. Leavenworth
                                                     ---------------------------
                                              Name:  Stephen M. Leavenworth
                                                     ---------------------------
                                              Title:    Vice President
                                                        ------------------------


                                              THE CHASE MANHATTAN BANK,
                                              as Lender


                                              By:    /s/John Mulvey
                                                     ---------------------------
                                              Name:  John Mulvey
                                                     ---------------------------
                                              Title:    Vice President
                                                        ------------------------

                                              THE CIT GROUP/COMMERCIAL
                                              SERVICES, INC., as Lender


                                              By:    /s/Lisa Murakami
                                                     ---------------------------
                                              Name:  Lisa Murakami
                                                     ---------------------------
                                              Title:    Vice President
                                                        ------------------------


                                              ISRAEL DISCOUNT BANK OF NEW YORK
                                              as Lender


                                              By:    /s/Matilde Reyes
                                                     ---------------------------
                                              Name:  Matilde Reyes
                                                     ---------------------------
                                              Title:    Vice President
                                                        ------------------------

                                              By:    /s/Howard Weinberg
                                                     ---------------------------
                                              Name:  Howard Weinberg
                                                     ---------------------------
                                              Title:    First Vice President
                                                        ------------------------

                                              FLEET NATIONAL BANK., as Agent


                                              By:    /s/Stephen M. Leavenworth
                                                     ---------------------------
                                              Name:  Stephen M. Leavenworth
                                                     ---------------------------
                                              Title:    Vice President
                                                        ------------------------